Q4 2023 Investor Presentation January 22, 2024

2 Important Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry and the inflationary environment. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in other SEC filings under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this presentation and may include statements about business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions. Non-GAAP Financial Measures In addition to reporting GAAP results, the Company reports non-GAAP financial measures in this presentation and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non- GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. For a reconciliation of the non-GAAP measures we use to the most comparable GAAP measures, see the Appendix to this presentation.

Overview of Southern States Bancshares, Inc.

- ***Southern States Bancshares (Nasdaq: SSBK)*** was founded in August 2007 and priced its IPO on August 11, 2021
- Management team with ***200 years of collective experience*** in the banking industry and deep ties to local markets
- History of ***solid growth***, ***top-tier profitability*** and a ***strong credit culture***
- ***Bifurcated expansion strategy*** through organic growth and disciplined M&A
- Focused on being a ***dominant bank*** in our smaller markets and a ***competitive player*** in the larger metropolitan areas
- ***Diversified loan portfolio*** complemented by ***lower-cost, core funding base***



Legend
Branches (13)
LPOs (2)
Huntsville
Birmingham
Anniston
Atlanta
Augusta
Tuscaloosa
Georgia
Macon
Alabama
Auburn
Columbus
Montgomery
Savannah
Mobile
Valdosta
75
65
59
85
20

Q4 '23 Financial Highlights

Assets ($B):	$2.4	Quarterly Asset Growth[2]:	25.9%	NPLs / Loans:	0.06%	Core Net Income[1]($M):	$7.3
Gross Loans ($B):	$1.9	Quarterly Loan Growth[2]:	24.7%	ACL / Loans:	1.29%	Core ROAA[1]:	1.26%
Deposits ($B):	$2.0	Quarterly Deposit Growth[3]:	21.1%	YTD NCOs / Avg. Loans:	0.08%	NIM:	3.69%
Loans / Deposits:	93.38%	Quarterly Deposit Excluding Brokered Growth[2]:	8.9%	TCE / TA[1]:	8.12%	Core Efficiency Ratio[1]:	45.78%

Source: Company Documents; financial data as of the three months ended 12/31/23 unless otherwise noted

(1) *Please refer to non-U.S. GAAP reconciliation in the appendix*
(2) *Annualized*
(3) *Annualized; includes a $62.5 million increase in brokered deposits in 4Q23*

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SOUTHERN STATES BANCSHARES, INC.

Robust Market Dynamics

Market Highlights

Atlanta, GA

- 8th largest Metro Area in the USA
- Ranked 10th largest economy in the country
- Ranked 13th Best Places for Business and Careers by Forbes
- 17 Fortune 500 companies headquartered in Atlanta

Birmingham, AL

- Largest market in Alabama, supported by strong steel, biotechnology, and banking industries
- Ranked 2nd best US city for job seekers by MoneyGeek
- University of Alabama Birmingham serves as an international leader in medicine and dentistry

Huntsville, AL

- Voted best place to live in the country by US News
- Highest concentration of engineers in the US
- Ranked #1 best city for STEM workers by Livability
- Home of the Redstone Arsenal which includes the U.S. Space and Rocket Center, NASA's Marshall Space Flight Center, and the U.S. Army Aviation and Missile Command

Auburn / Opelika, AL

- Auburn University contributes $5.6 billion annually and 27,000 jobs to the Alabama economy
- Named top-five growth city in America by U-Haul
- High-tech manufacturing and industrial hub for companies like Kia Motors, Hanwha Cimarron, and Niagara Bottling

Columbus, GA

- Fort Benning Military Base
  - U.S. Army Infantry and Armor Training Post
  - Columbus Chamber of Commerce estimates annual economic impact of $4.8 billion
- Major companies headquartered include Aflac and Total Systems Services, Inc.
- Contains seven colleges and universities, with 83,000 students pursuing degrees in higher education

'28 Projected Median HHI ($M)



$62.3
$69.2
$72.8
$88.1
$93.1
$70.7
$83.3
Columbus MSA
Auburn-Opelika MSA
Birmingham MSA
Huntsville MSA
Atlanta MSA
Southeast Average
National Average

'23 - '28 Projected Population Growth (%)



1.6%
1.9%
4.7%
5.9%
6.6%
3.2%
2.1%
Birmingham MSA
Columbus MSA
Atlanta MSA
Huntsville MSA
Auburn-Opelika MSA
Southeast Average
National Average

Major Employers

Source: U.S. Bureau of Labor Statistics; S&P Global Market Intelligence; Fortune; Forbes; Money.com; moneygeek.com; Business Facilities; USA Today; Livability,com; US News; Auburn.edu; Columbus, Georgia Economic Development

Note: Southeast defined as AL, AR, FL. GA, KY, LA, MS, NC. SC, TN, VA, and WV

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SOUTHERN STATES BANCSHARES, INC.

5 Proven, Veteran Management Team Lynn Joyce SEVP & Chief Financial Officer Greg Smith SEVP & Chief Risk and Credit Officer Jack Swift SEVP & Chief Operating Officer Our senior management team, on average, has more than 25 years of banking experience Mark Chambers CEO and President • 2007-2019 SEVP & President Southeast Region Southern States Bank • 2004-2007 Market President Wachovia Bank • 1998-2004 Commercial Lender Aliant Bank • 1992-2013 EVP & CFO First Financial Bank, a NASDAQ listed Financial Institution • 1986-1992 Arthur Andersen & Co • 2006-2019 SEVP & CCO Southern States Bank • 1986-2006 Credit Admin, Commercial Loan Officer and Market President Regions Bank • 2006-2019 SEVP & President Central Region Southern States Bank • 1996-2006 Senior Vice President Colonial Bank • 1992-1996 Vice President SouthTrust Bank

6 Q4 2023 Results Highlights (1) Please refer to non-U.S. GAAP reconciliation in the appendix (2) Uninsured deposits are 30.51% of total deposits Operating Results Deposits/Liquidity Loans Capital Asset Quality • Net income of $8.9 million, or $0.99 per diluted share, and core net income (1) of $7.3 million, or $0.81 per diluted share (1) • ROAA of 1.53% and ROATCE of 18.62%; Core ROAA (1) of 1.26% and Core ROATCE (1) of 15.26% • Net interest margin of 3.69% • Efficiency ratio (1) of 41.48% and core efficiency ratio (1) of 45.78% • Monthly margin trends – October 3.69%, November 3.73%, and December 3.66% • Loan portfolio of $1.9 billion increased $110.8 million, or 6.2%, from Q3 2023 • Annualized loan growth of 24.7% from Q3 2023 • Average yield on loans of 6.91% improved 5 bps from 6.86% for Q3 2023 • Loans / deposits ratio of 93.38% compared to 92.58% for Q3 2023 • Deposits of $2.0 billion increased by $101.8 million, or 5.3%, from Q3 2023 (2) • Deposits, excluding brokered deposits, increased by $62.5 million, or 8.9% annualized, from Q3 2023 • Average cost of total deposits increased to 2.86% from 2.63% in Q3 2023 • Noninterest-bearing deposits comprised 21.70% of total deposits compared to 21.82% at Q3 2023 • Nonperforming loans to gross loans of 0.06% remained stable from Q3 2023 • Net charge-offs at $382,000, or 0.08% of average loans • Allowance for credit losses to gross loans of 1.29% compared to 1.25% at Q3 2023 • Nonperforming loans increased slightly to $1.2 million from $1.1 million at Q3 2023 • Announced and paid quarterly dividend of $0.09 per share • Tangible common equity to tangible assets (1) of 8.12%, compared to 8.08% at Q3 2023 • Tangible book value per share (1) of $22.30, up 7.0% from Q3 2023

7 $20.9 $19.5 $19.4 $20.7 $20.4 4.38% 4.07% 3.73% 3.78% 3.69% $16.0 $17.0 $18.0 $19.0 $20.0 $21.0 $22.0 4Q22 1Q23 2Q23 3Q23 4Q23 Net Interest Income Net Interest Margin Net Interest Income and Net Interest Margin Net Interest Margin Source: Company Documents; data as of 12/31/23 (Dollars in millions)

8 Time Deposits $367.6 Brokered Deposits $230.9 Noninterest-bearing Checking $438.0 Interest-bearing Checking $82.5 Money Market $863.8 Savings $35.4 Deposits by Type – $2.02B Deposit Portfolio Source: Company Documents; data as of 12/31/23 (1) Excludes brokered deposits; dollars in thousands Deposit Type Composition % Average Balance Commercial 63% $159.4 Retail 37% $38.3 Account Composition (1) (Dollars in millions)

9 OO-CRE 30.5% NOO-CRE 30.0% C&I 14.3% C & D 12.9% Residential 11.9% Consumer & Other 0.4% Loans by Type $1.88B Loan Portfolio Source: Company Documents; data as of 12/31/23 Loan Type Composition % Fixed 51.2% Variable 48.8% Loan Composition Loan Type Total Office Buildings $191.8 Industrial Warehouse / Heavy Manufacturing $176.2 Convenience Stores $153.4 Retail Warehouse / Light Manufacturing $134.0 Hotels / Motels $119.1 Multi-Family (5+) $107.8 Commercial Retail Building $87.2 Concentration Highlights(Dollars in millions)

10 <$1M 160 $1-5M 36 $5-10M 7 >$10M 5 Office Building Loans $191.8M Loan Portfolio – Office Building Source: Company Documents; data as of 12/31/23 Location Composition % Georgia 71% Alabama 25% Other 4% Loan Composition # of Stories Total Six Stories 2 Five stories 1 Four stories 5 Three stories 5 One & two stories 195 Office Building Type

11 $0.5 $3.9 $13.4 $3.4 $2.0 $2.2 - $1.2 $2.1 $1.8 $3.0 $1.8 $2.0 $2.1 - $2.0 $0.5 $0.6 $4.2 $10.2 $2.9 $2.9 0.2% 0.6% 2.5% 1.3% 0.4% 0.3% 0.1% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2017 2018 2019 2020 2021 2022 4Q23 Nonaccruals ($mm) TDRs ($mm) OREO ($mm) NPAs / Loans + OREO $20.6 Nonperforming Assets by Type Asset Quality Source: Company Documents; data as of 12/31/23 Dollars in millions (1) TDRs reflect COVID-19 relief under the CARES Act and bank regulatory COVID-19 relief in 2020 and 2021 Reserves / Loans NCOs / Avg. Loans $3.2$3.1 $6.3 $15.4 (0.10%) 0.02% 0.57% 0.07% 0.00% $6.9 0.02% Comprehensive and conservative underwriting process Highly experienced bankers incentivized with equity ownership Commitment to a diverse loan portfolio while maintaining strong asset quality metrics Proactively manage loan concentrations with all collateral types capped at approximately 50% of risk- based capital Proactive approach to resolving problem credits 1.02% 1.11% 1.11% 1.22% 1.19% 1.27% 1.29% 2017 2018 2019 2020 2021 2022 4Q23 0.08% $7.2 (1)

12 $567 $704 $840 $1,030 $963 $1,241 $1,885 $67 $9 2017 2018 2019 2020 2021 2022 4Q23 $1,587 $1,250 $622 $776 $951 $1,140 $1,556 $1,721 $2,018 2017 2018 2019 2020 2021 2022 4Q23 $736 $888 $1,095 $1,333 $1,774 $1,266 $2,446 $67 $9 2017 2018 2019 2020 2021 2022 4Q23 $2,045 Net Income ($M)Total Deposits ($M) Total Assets ($M) Total Loans ($M) Growth History Source: Company Documents; data as of 12/31/23 PPP Loans PPP Loans $1,783 $5.6 $7.7 $5.6 $12.1 $18.6 $27.1 $32.0 $0.90 $0.81 $1.18 $1.56 $2.23 $3.02 $3.53 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2017 2018 2019 2020 2021 2022 2023 Net Income Diluted EPS

13 Building Shareholder Value Our Strategic Focus Maintain focus on strong, profitable organic growth without compromising our credit quality Further develop and grow our core deposit franchise Expand into new markets by hiring commercial bankers Focus on high growth markets and further expand our Atlanta franchise Evaluate strategic acquisition opportunities Continue implementing technology to optimize customer service and provide efficient opportunities to scale the business Prudently manage capital between balance sheet growth and return to shareholders

14 Near-Term Outlook Loan balances expected to continue to grow at a modest pace Deposit balances expected to grow modestly Net interest income expected to be fairly flat as loans grow, though this will be somewhat offset by net interest margin declines Core noninterest income expected to be consistent with Q4 2023 Core noninterest expense is expected to be fairly consistent with Q4 2023 Credit metrics are currently strong and future provision levels are expected to consider both current and evolving economic conditions, as well as changes in credit Balanced approach to capital deployment with flexibility to support organic loan growth trajectory and cash dividend while evaluating stock repurchases Well-positioned to capitalize on additional accretive acquisition opportunities

Appendix

Non-GAAP Financial Measures Reconciliations

	Three Months Ended			Twelve Months Ended	
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income	$ 8,896	$ 6,629	$ 10,592	$ 31,952	$ 27,071
Add: One-time retirement related expenses	—	—	—	1,571	—
Add: Professional fees related to ERC	—	(1,243)	—	—	—
Add: Net OREO losses	(154)	(9)	—	(156)	—
Less: Employee retention related revenue	—	(5,100)	—	—	—
Less: Fee received on early loan payoff	1,863	—	—	1,863	—
Less: Net gain on sale of branches	—	—	2,372	—	2,372
Less: BOLI benefit claim	—	—	774	—	774
Less: Net gain (loss) on securities	98	(12)	(86)	555	(632)
Less: Tax effect	(508)	926	(549)	(241)	(418)
Core net income	***$ 7,289***	***$ 9,563***	***$ 8,081***	***$ 31,190***	***$ 24,975***
Average assets	$ 2,303,398	$ 2,282,217	$ 1,994,087	$ 2,211,739	$ 1,893,046
Core return on average assets	***1.26 %***	***1.66 %***	***1.61 %***	***1.41 %***	***1.32 %***

	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income	$ 8,896	$ 6,629	$ 10,592	$ 31,952	$ 27,071
Add: One-time retirement related expenses	—	—	—	1,571	—
Add: Professional fees related to ERC	—	(1,243)	—	—	—
Add: Net OREO losses	(154)	(9)	—	(156)	—
Add: Provision	2,579	773	1,938	6,090	5,605
Less: Employee retention related revenue	—	(5,100)	—	—	—
Less: Fee received on early loan payoff	1,863	—	—	1,863	—
Less: Net gain on sale of branches	—	—	2,372	—	2,372
Less: BOLI benefit claim	—	—	774	—	774
Less: Net gain (loss) on securities	98	(12)	(86)	555	(632)
Add: Income taxes	2,330	1,866	2,521	9,068	7,725
Pretax pre-provision core net income	***$ 11,690***	***$ 13,128***	***$ 11,991***	***$ 46,107***	***$ 37,887***
Average assets	$ 2,303,398	$ 2,282,217	$ 1,994,087	$ 2,211,739	$ 1,893,046
Pretax pre-provision core return on average assets	***2.01 %***	***2.28 %***	***2.39 %***	***2.08 %***	***2.00 %***

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SOUTHERN STATES BANCSHARES, INC.

17 Non-GAAP Financial Measures Reconciliations Three Months Ended Twelve Months Ended December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Net interest income $ 20,404 $ 20,731 $ 20,884 $ 80,112 $ 71,338 Add: Fully-taxable equivalent adjustments(1) 99 70 84 312 335 Net interest income - FTE $ 20,503 $ 20,801 $ 20,968 $ 80,424 $ 71,673 Net interest margin 3.69% 3.78% 4.38% 3.81% 3.99 % Effect of fully-taxable equivalent adjustments(1) 0.02% 0.01% 0.01% 0.01% 0.02 % Net interest margin - FTE 3.71% 3.79% 4.39% 3.82% 4.01 % Total stockholders' equity $ 214,964 $ 201,924 $ 181,719 $ 214,964 $ 181,719 Less: Intangible assets 17,761 17,843 18,088 17,761 18,088 Tangible common equity $ 197,203 $ 184,081 $ 163,631 $ 197,203 $ 163,631 (1) Assumes a 24.0% tax rate.

18 Non-GAAP Financial Measures Reconciliations Three Months Ended Twelve Months Ended December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Core net income $ 7,289 $ 9,563 $ 8,081 $ 31,190 $ 24,975 Diluted weighted average shares outstanding 9,021,358 9,040,687 8,932,585 9,038,004 8,949,669 Diluted core earnings per share $ 0.81 $ 1.06 $ 0.90 $ 3.45 $ 2.79 Common shares outstanding at year or period end 8,841,349 8,834,168 8,706,920 8,841,349 8,706,920 Tangible book value per share $ 22.30 $ 20.84 $ 18.79 $ 22.30 $ 18.79 Total assets at end of period $ 2,446,339 $ 2,296,527 $ 2,045,204 $ 2,446,339 $ 2,045,204 Less: Intangible assets 17,761 17,843 18,088 17,761 18,088 Adjusted assets at end of period $ 2,428,578 $ 2,278,684 $ 2,027,116 $ 2,428,578 $ 2,027,116 Tangible common equity to tangible assets 8.12% 8.08% 8.07% 8.12% 8.07 % Total average shareholders equity $ 207,324 $ 202,955 $ 176,769 $ 197,680 $ 174,107 Less: Average intangible assets 17,809 17,893 18,134 17,932 18,236 Average tangible common equity $ 189,515 $ 185,062 $ 158,635 $ 179,748 $ 155,871 Net income to common shareholders $ 8,896 $ 6,629 $ 10,592 $ 31,952 $ 27,071 Return on average tangible common equity 18.62% 14.21% 26.49% 17.78% 17.37 % Average tangible common equity $ 189,515 $ 185,062 $ 158,635 $ 179,748 $ 155,871 Core net income $ 7,289 $ 9,563 $ 8,081 $ 31,190 $ 24,975 Core return on average tangible common equity 15.26% 20.50% 20.21% 17.35% 16.02%

19 Non-GAAP Financial Measures Reconciliations Three Months Ended Twelve Months Ended December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Net interest income $ 20,404 $ 20,731 $ 20,884 $ 80,112 $ 71,338 Add: Noninterest income 3,118 (2,894) 4,603 8,874 8,677 Less: Employee retention related revenue — (5,100) — — — Less: Fee received on early loan payoff 1,863 — — 1,863 — Less: Gain on sale of branches — — 2,600 — 2,600 Less: BOLI benefit claim — — 774 — 774 Less: Net gain (loss) on securities 98 (12) (86) 555 (632) Operating revenue $ 21,561 $ 22,949 $ 22,199 $ 86,568 $ 77,273 Expenses: Total noninterest expense $ 9,717 $ 8,569 $ 10,436 $ 41,876 $ 39,614 Less: One-time retirement related expenses — — — 1,571 — Less: Professional fees related to ERC — (1,243) — — — Less: Net OREO losses (154) (9) — (156) — Less: Loss on sale of branches — — 228 — 228 Adjusted noninterest expenses $ 9,871 $ 9,821 $ 10,208 $ 40,461 $ 39,386 Core efficiency ratio 45.78% 42.79% 45.98% 46.74% 50.97%